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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):     November 2, 1999
                                                        -------------------


                       Building One Services Corporation
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                (Exact name of registrant specified in Charter)


     Delaware                   000-23421               52-2054952
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 (State or other               (Commission           (I.R.S. Employer
 jurisdiction of               File Number)         Identification No.)
 incorporation)


110 Cheshire Lane, Suite 210, Minnetonka, Minnesota           55305
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(Address of principal executive offices)                     Zip Code

          Registrant's telephone, including area code:  612/249-4900
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Item 5.   Other Events.

     Building One Services Corporation, a Delaware corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger, dated November 2, 1999 (the "Merger Agreement"), with Group Maintenance America Corp., a Texas corporation ("GroupMAC"). Under the terms of the Merger Agreement, the Company shall be merged with and into GroupMAC (the "Merger"). On November 3, 1999, the parties issued a press release announcing the Merger. The Company hereby incorporates by reference into this Item 5 the press release, attached hereto as Exhibit 99(a).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99(a)  Press release dated November 3, 1999.

     99(b) Agreement and Plan of Merger, dated as of November 2, 1999, by and between Group Maintenance America Corp. and Building One Services Corporation.

     99(c) Subscription and Exchange Agreement, dated as of November 2, 1999, between Group Maintenance America Corp. and Boss II, LLC.

     99(d) Form of Investor's Rights Agreement among Group Maintenance America
           Corp. and Boss II, LLC.

     99(e) Form of Statement of Designations for the Convertible Preferred
           Stock.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BUILDING ONE SERVICES CORPORATION


Dated:  November 5, 1999                    By: /s/ F. Traynor Beck
                                               --------------------------------
                                               F. Traynor Beck
                                               Executive Vice President, General
                                               Counsel and Secretary
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                                 EXHIBIT INDEX

Exhibit
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99(a)     Press release dated November 3, 1999.

99(b) Agreement and Plan of Merger, dated as of November 2, 1999, by and between Group Maintenance America Corp. and Building One Services Corporation.

99(c) Subscription and Exchange Agreement, dated as of November 2, 1999, between Group Maintenance America Corp. and Boss II, LLC.

99(d)     Form of Investors' Rights Agreement among Group Maintenance America
          Corp.

99(e)     Form of Statement of Designations for the Convertible Preferred Stock.